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                                                                 EXHIBIT (17)(a)







                       INVESTMENT COMPANIES FOR WHICH

               VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS INC.

                ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR


                               APRIL 4, 1997


Van Kampen American Capital U.S. Government Trust
Van Kampen American Capital U.S. Government Fund
Van Kampen American Capital Tax Free Trust
Van Kampen American Capital Insured Tax Free Income Fund
Van Kampen American Capital Tax Free High Income Fund
Van Kampen American Capital California Insured Tax Free Fund
Van Kampen American Capital Municipal Income Fund
Van Kampen American Capital Intermediate Term Municipal Income Fund Van Kampen American Capital Florida Insured Tax Free Income Fund
Van Kampen American Capital New Jersey Tax Free Income Fund
Van Kampen American Capital New York Tax Free Income Fund
Van Kampen American Capital Trust
Van Kampen American Capital High Yield Fund
Van Kampen American Capital Short-Term Global Income Fund
Van Kampen American Capital Strategic Income Fund
Van Kampen American Capital Equity Trust
Van Kampen American Capital Utility Fund


Van Kampen American Capital Value Fund
Van Kampen American Capital Great American Companies Fund
Van Kampen American Capital Growth Fund
Van Kampen American Capital Prospector Fund
Van Kampen American Capital Aggressive Growth Fund
Van Kampen American Capital Foreign Securities Fund
Van Kampen American Capital Pennsylvania Tax Free Income Fund Van Kampen American Capital Tax Free Money Fund
Van Kampen American Capital Prime Rate Income Trust
Van Kampen American Capital Comstock Fund
Van Kampen American Capital Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund
Van Kampen American Capital Enterprise Fund
Van Kampen American Capital Equity Income Fund
Van Kampen American Capital Limited Maturity Government Fund Van Kampen American Capital Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund
Van Kampen American Capital Government Target Fund
Van Kampen American Capital Growth and Income Fund
Van Kampen American Capital Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund

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Van Kampen American Capital Life Investment Trust
        Van Kampen American Capital Enterprise Portfolio
        Van Kampen American Capital Domestic Income Portfolio
        Van Kampen American Capital Emerging Growth Portfolio
        Van Kampen American Capital Global Equity Portfolio
        Van Kampen American Capital Government Portfolio
        Van Kampen American Capital Money Market Portfolio
        Van Kampen American Capital Asset Allocation Portfolio
        Van Kampen American Capital Real Estate Securities Portfolio Van Kampen American Capital Growth and Income Portfolio
Van Kampen American Capital Pace Fund
Van Kampen American Capital Real Estate Securities Fund
Van Kampen American Capital Reserve Fund
Van Kampen American Capital Tax -Exempt Trust
        Van Kampen American Capital High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust
        Van Kampen American Capital Global Equity Fund
        Van Kampen American Capital Global Government Securities Fund Internet Trust
Michigan Real Estate Income and Growth Trust
Van Kampen American Capital Insured Income Trust
Van Kampen American Capital Insured Income Trust (Intermediate) Strategic Ten Trust, United States
Strategic Ten Trust, United Kingdom
Strategic Ten Trust, Hong Kong
Strategic Five Trust, United States
Global Fifteen Trust
Global Thirty Trust
Van Kampen American Capital Equity Opportunity Trust
Great International Firms Trust
Gruntal & Co. Incorporated Undervalued Growth Opportunities Trust Principal Trust Princor Emerging Growth and Treasury
International Assets Advisory Corporation Global Blue Chip Trust
Renaissance Trust
Mississippi Insured Municipal Trust
Blue Chip Opportunity and Treasury Trust
Wheat First Butcher Singer Wheat First Strategic Opportunity Unit Trust Baby Boomer Opportunity Trust
Van Kampen American Capital Utility Income Trust
Global Energy Trust
Michigan Select Trust
International Assets Advisory Corp. Latin American Trust
Brand Name Equity Trust
Aggressive Growth Series Global Health Care Trust
Global Precious Metals Trust

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
Emerging Markets Municipal Income Trust                                                  Series 1
Insured Municipals Income Trust                                                          Series 1 through 387
Insured Municipals Income Trust (Discount)                                               Series 5 through 13
Insured Municipals Income Trust (Short Intermediate Term)                                Series 1 through 106 1009
Insured Municipals Income Trust (Intermediate Term)                                      Series 5 through 89
Insured Municipals Income Trust (Limited Term)                                           Series 9 through 86
Insured Municipals Income Trust (Premium Bond Series)                                    Series 1 through 3
Insured Municipals Income Trust (Intermediate Laddered Maturity)                         Series 1 and 2
Insured Tax Free Bond Trust                                                              Series 1 through 6
Insured Tax Free Bond Trust (Limited Term)                                               Series 1
Investors' Quality Tax-Exempt Trust                                                      Series 1 through 93
Investors' Quality Tax-Exempt Trust-Intermediate                                         Series 1
Investors' Corporate Income Trust                                                        Series 1 through 12
Investors' Governmental Securities Income Trust                                          Series 1 through 7
Van Kampen Merritt International Bond Income Trust                                       Series 1 through 21
Alabama Investors' Quality Tax-Exempt Trust                                              Series 1
Alabama Insured Municipals Income Trust                                                  Series 1 through 9
Arizona Investors' Quality Tax-Exempt Trust                                              Series 1 through 16
Arizona Insured Municipals Income Trust                                                  Series 1 through 18
Arkansas Insured Municipals Income Trust                                                 Series 1 through 2
Arkansas Investors' Quality Tax-Exempt Trust                                             Series 1
California Insured Municipals Income Trust                                               Series 1 through 164
California Insured Municipals Income Trust (Premium Bond Series)                         Series 1
California Insured Municipals Income Trust (1st Intermediate Series)                     Series 1 through 3
California Investors' Quality Tax-Exempt Trust                                           Series 1 through 21
California Insured Municipals Income Trust (Intermediate Laddered)                       Series 1 through 22
Colorado Insured Municipals Income Trust                                                 Series 1 through 83
Colorado Investors' Quality Tax-Exempt Trust                                             Series 1 through 18
Connecticut Insured Municipals Income Trust                                              Series 1 through 34
Connecticut Investors' Quality Tax-Exempt Trust                                          Series 1
Delaware Investor's Quality Tax-Exempt Trust                                             Series 1 and 2
Florida Insured Municipal Income Trust - Intermediate                                    Series 1 and 2
Florida Insured Municipals Income Trust                                                  Series 1 through 113
Florida Investors' Quality Tax-Exempt Trust                                              Series 1 and 2
Florida Insured Municipals Income Trust (Intermediate Laddered)                          Series 1 through 13
Georgia Insured Municipals Income Trust                                                  Series 1 through 83
Georgia Investors' Quality Tax-Exempt Trust                                              Series 1 through 16
Hawaii Investors' Quality Tax-Exempt Trust                                               Series 1
Indiana Insured Municipals Income Trust                                                  Series 1
Investors' Quality Municipals Trust (AMT)                                                Series 1 through 9
Kansas Investors' Quality Tax-Exempt Trust                                               Series 1 through 11
Kentucky Investors' Quality Tax-Exempt Trust                                             Series 1 through 59
Louisiana Insured Municipals Income Trust                                                Series 1 through 17
Maine Investor's Quality Tax-Exempt Trust                                                Series 1
Maryland Investors' Quality Tax-Exempt Trust                                             Series 1 through 81
Massachusetts Insured Municipals Income Trust                                            Series 1 through 34
Massachusetts Insured Municipals Income Trust (Premium Bond Series)                      Series 1
Michigan Financial Institutions Trust                                                    Series 1
Michigan Insured Municipals Income Trust                                                 Series 1 through 143
Michigan Insured Municipals Income Trust (Premium Bond Series)                           Series 1
Michigan Insured Municipals Income Trust (1st Intermediate Series)                       Series 1 through 3
Michigan Investors' Quality Tax-Exempt Trust                                             Series 1 through 30
Michigan Select Trust                                                                    Series 1
Minnesota Insured Municipals Income Trust                                                Series 1 through 60
Minnesota Investors' Quality Tax-Exempt Trust                                            Series 1 through 21
Mississippi Insured Municipals Income Trust                                              Series 1
Missouri Insured Municipals Income Trust                                                 Series 1 through 100
Missouri Insured Municipals Income Trust (Premium Bond Series)                           Series 1
Missouri Investors' Quality Tax-Exempt Trust                                             Series 1 through 15
Missouri Insured Municipals Income Trust (Intermediate Laddered Maturity)                Series 1

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
Nebraska Investors' Quality Tax-Exempt Trust                                             Series 1 through 9
New Mexico Insured Municipals Income Trust                                               Series 1 through 18
New Jersey Insured Municipals Income Trust                                               Series 1 through 118
New Jersey Investors' Quality Tax-Exempt Trust                                           Series 1 through 22
New Jersey Insured Municipals Income Trust (Intermediate Laddered Maturity)              Series 1 and 4
New York Insured Municipals Income Trust-Intermediate                                    Series 1 through 6
New York Insured Municipals Income Trust (Limited Term)                                  Series 1
New York Insured Municipals Income Trust                                                 Series 1 through 140
New York Insured Tax-Free Bond Trust                                                     Series 1
New York Insured Municipals Income Trust (Intermediate Laddered Maturity)                Series 1 through 17
New York Investors' Quality Tax-Exempt Trust                                             Series 1
North Carolina Investors' Quality Tax-Exempt Trust                                       Series 1 through 91
Ohio Insured Municipals Income Trust                                                     Series 1 through 106
Ohio Insured Municipals Income Trust (Premium Bond Series)                               Series 1 and 2
Ohio Insured Municipals Income Trust (Intermediate Term)                                 Series 1
Ohio Insured Municipals Income Trust (Intermediate Laddered Maturity)                    Series 3 through 6
Ohio Investors' Quality Tax-Exempt Trust                                                 Series 1 through 16
Oklahoma Insured Municipal Income Trust                                                  Series 1 through 17
Oregon Investors' Quality Tax-Exempt Trust                                               Series 1 through 53
Pennsylvania Insured Municipals Income Trust - Intermediate                              Series 1 through 6
Pennsylvania Insured Municipals Income Trust                                             Series 1 through 228
Pennsylvania Insured Municipals Income Trust (Premium Bond Series)                       Series 1
Pennsylvania Investors' Quality Tax-Exempt Trust                                         Series 1 through 14
South Carolina Investors' Quality Tax-Exempt Trust                                       Series 1 through 85
Stepstone Growth Equity and Treasury Securities Trust                                    Series 1
Tennessee Insured Municipals Income Trust                                                Series 1-3 and 5-39
Texas Insured Municipals Income Trust                                                    Series 1 through 40
Texas Insured Municipal Income Trust (Intermediate Ladder)                               Series 1
Virginia Investors' Quality Tax-Exempt Trust                                             Series 1 through 76
Van Kampen American Capital Equity Opportunity Trust                                     Series 1 through 54
Van Kampen American Capital Utility Income Trust                                         Series 1 through 8
Van Kampen American Capital Insured Income Trust                                         Series 1 through 64
Van Kampen American Capital Insured Income Trust (Intermediate Term)                     Series 1 through 62
Van Kampen Merritt Select Equity Trust                                                   Series 1
Van Kampen Merritt Select Equity and Treasury Trust                                      Series 1
Washington Insured Municipals Income Trust                                               Series 1
West Virginia Insured Municipals Income Trust                                            Series 1 through 7
Principal Financial Institutions Trust                                                   Series 1
Internet Trust                                                                           Series 1 through 5
Michigan Real Estate Income and Growth Trust                                             Series 1
Strategic Ten Trust, United States                                                       Series 1 through 14
Strategic Ten Trust, United Kingdom                                                      Series 1 through 12
Strategic Ten Trust, Hong Kong                                                           Series 1 through 12
Strategic Five Trust, United States                                                      Series 1 through 8
Global Fifteen Trust                                                                     Series 1 through 2
Global Thirty Trust                                                                      Series 1 through 3
Great International Firms Trust                                                          Series 1 through 3
Undervalued Growth Opportunities Trust                                                   Series 1
Emerging Growth and Treasury                                                             Series 1
Global Blue Chip Trust                                                                   Series 1
Renaissance Trust                                                                        Series 1
Blue Chip Opportunity and Treasury Trust                                                 Series 1 through 4
Wheat First Strategic Opportunity Unit Trust                                             Series 1
Baby Boomer Opportunity Trust                                                            Series 1 through 2